UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2021

STAG INDUSTRIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
One Federal Street, 23rd Floor
Boston, Massachusetts 02110
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	STAG	New York Stock Exchange
6.875% Series C Cumulative Redeemable Preferred Stock ($0.01 par value)	STAG-PC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 10, 2021, STAG Industrial, Inc. (the “Company”) issued a press release announcing its results of operations for the three months and year ended December 31, 2020, and its financial condition as of December 31, 2020. A copy of such press release is furnished as Exhibit 99.1 to this report. The press release referred to certain supplemental information that is available in the Investor Relations section of the Company’s website at www.stagindustrial.com.

As previously announced and as further detailed in the press release furnished with this report, the Company will conduct a conference call at 10:00 a.m. eastern time on Thursday, February 11, 2021, to discuss its fourth quarter results of operations and financial condition.

The information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated February 10, 2021
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel
and Secretary

Dated: February 10, 2021